Exhibit 99.1

FOR IMMEDIATE RELEASE

BSQUARE Corporation enters into $12 Million Line of Credit with JPMorgan Chase Bank, N.A.

Bellevue, WA – September 23, 2015 – BSQUARE Corporation (NASDAQ: BSQR), a leading enabler of smart, connected systems and emerging provider of actionable data solutions for the Internet of Things (IoT), today announced it has entered into a two-year $12 million Credit Agreement with JPMorgan Chase Bank, N.A. The Credit Agreement provides for interest-only payments on outstanding draws with principal due on September 22, 2017, and provides BSQUARE with additional financial resources that can be used, when needed, to grow the Company.

Jerry D. Chase, BSQUARE’s President and CEO noted, “We worked closely with JPMorgan Chase and were able to tailor this unsecured line of credit to meet our specific needs in a way that augments our already strong balance sheet. The Credit Agreement is flexible, has competitive interest rates, no unused commitment fees and will allow us to draw funds as needed for select opportunities to grow our business over the next two years.”

About BSQUARE Corporation

BSQUARE Corporation (NASDAQ: BSQR) is a leading enabler of smart, connected systems and an emerging provider of actionable data solutions for the Internet of Things (IoT). For more information, visit www.bsquare.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains "forward-looking statements" within the meaning of the safe-harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "expect," "believe," "plan," "strategy," "future," "may," "should," "will," and similar references to future periods. Examples of forward-looking statements include, among others: statements we make regarding expected operating results in future periods, such as anticipated revenue growth and profitability, future borrowing and financing, and cash and investments; and strategies for customer retention, growth, product and service development, and market position. Forward-looking statements are neither historical facts nor assurances about future performance. Instead, they are based on current beliefs, expectations and assumptions about the future of our business and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others: the extent to which we are successful in gaining new long-term customers and retaining existing ones; whether we are able to maintain our favorable relationship with Microsoft as a systems integrator and distributor; our ability to execute our development initiatives and sales and marketing strategies around DataV™, the Internet of Things, MobileV™, and our product and service offerings more generally; our success in leveraging strategic partnering initiatives with companies such as Microsoft, Intel, Aava Mobile and Future Electronics; and such other risk factors as discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. Except as may be required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

BSQUARE Contact:Investor Contact:

Marty Heimbigner, CFODavid Niederman

BSQUARE CorporationThe Blueshirt Group

+1 425.519.5900+ 1 415.489.2189

investorrelations@bsquare.comdavidn@blueshirtgroup.com

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BSQUARE, the BSQUARE Logo, DataV and MobileV are trademarks of BSQUARE Corporation in the U.S. and other countries. Other names and brands herein may be trademarks of others.

110 110th Ave. NE., Suite 300, Bellevue, Washington 98004 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999